UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 20, 2005

                             GRANT PARK FUTURES FUND
                               LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

                     ILLINOIS                              000-50316                     36-3596839
           (State or other jurisdiction             (Commission file number)          (I.R.S. employer
                of incorporation)                                                    identification no.)

     C/O DEARBORN CAPITAL MANAGEMENT, L.L.C.                                                60661
        555 WEST JACKSON BLVD., SUITE 600                                                (Zip Code)
                CHICAGO, ILLINOIS
     (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 756-4450

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.
            ------------

         On November 1, 2005, Dearborn Capital Management, L.L.C., the General Partner of the Grant Park Futures Fund Limited Partnership (the "Fund"), sent a follow-up letter to the Fund's selling agents and investors discussing the recent events involving Refco, Inc., one of the Fund's former clearing brokers. Attached as Exhibit 99.1 is a copy of the letter, which is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

       (d)  Exhibits.

       Exhibit No.       Description
       -----------       -----------

          99.1           Letter to Selling Agents and Investors dated
                         November 1, 2005

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GRANT PARK FUTURES FUND LIMITED PARTNERSHIP

                                     BY: DEARBORN CAPITAL MANAGEMENT, L.L.C.
Date:  November 2, 2005                  its General Partner

                                     By: /s/ David M. Kavanagh
                                         ---------------------------------------
                                         David M. Kavanagh
                                         President

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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
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99.1            Letter to Selling Agents and Investors dated November 1, 2005

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